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                                                                  EXHIBIT 23.7

                          CONSENT OF PETER T. GRAUER

   I hereby consent to the reference in the Prospectus constituting part of the Registration Statement on Form S-1 of Quaker Holding Co. to my name as a person about to become a director of DecisionOne Holdings Corp.

                                          /s/ Peter T. Grauer
                                         --------------------------
                                              Peter T. Grauer

July 9, 1997